INCOME TAXES - Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Aug. 31, 2020	Aug. 31, 2019
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 17,348	$ 12,010
Tax losses	102,183	3,809
Temporary differences for which deferred tax liabilities have not been recognised	$ 119,531	$ 15,819